UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 29, 2010
MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously disclosed, MetLife, Inc., on November 1, 2010, completed its acquisition (the “Acquisition”) of American Life Insurance Company and Delaware American Life Insurance Company (together, “ALICO”) pursuant to a Stock Purchase Agreement, dated as of March 7, 2010, as amended (the “Amended Stock Purchase Agreement”), by and among MetLife, Inc., American International Group, Inc. (“AIG”) and ALICO Holdings LLC.
Pursuant to the Amended Stock Purchase Agreement, MetLife, Inc. purchased all of the outstanding shares of the capital stock of ALICO for consideration transferred of $16,400 million, which included cash of $7,206 million and securities of MetLife, Inc. valued at $9,194 million based on the opening share price of MetLife, Inc.’s common stock on November 1, 2010.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The combined balance sheet of ALICO as of November 30, 2009 and the related statements of income, equity and cash flows of ALICO for the year ended November 30, 2009, together with the notes related thereto were previously filed on Form 8-K by MetLife, Inc. on August 2, 2010. Therein, MetLife, Inc. indicated that it would file unaudited pro forma financial statements in accordance with Regulation S-X following the completion of the Acquisition within the time limits set forth in Form 8-K.

The following unaudited condensed combined financial statements of ALICO, which have been furnished to MetLife, Inc. by AIG, are attached hereto as Exhibit 99.1 and incorporated herein by reference:
(i)	Unaudited condensed combined balance sheets as of August 31, 2010 and November 30, 2009;

(ii)	Unaudited condensed combined statements of income and cash flows for the nine months ended August 31, 2010 and August 31, 2009, unaudited condensed combined statement of equity for the nine months ended August 31, 2010; and

(iii)	Notes to the unaudited condensed combined financial statements.
(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements of MetLife, Inc., giving effect to the Acquisition, are attached hereto as Exhibit 99.2 and incorporated herein by reference:
(i)	Unaudited pro forma condensed combined balance sheet as of September 30, 2010;

(ii)	Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009; and

(iii)	Notes to unaudited pro forma condensed combined financial statements.
(d)     Exhibits.

99.1	Unaudited condensed combined balance sheets of ALICO as of August 31, 2010 and November 30, 2009, and the related unaudited condensed combined statements of income and cash flows of ALICO for the nine months ended August 31, 2010 and August 31, 2009, and the unaudited condensed combined statement of equity for the nine months ended August 31, 2010, together with the notes thereto.
99.2	Unaudited pro forma condensed combined balance sheet of MetLife, Inc. as of September 30, 2010 and unaudited pro forma condensed combined statements of operations of MetLife, Inc. for the nine months ended September 30, 2010 and for the year ended December 31, 2009, together with the notes thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: November 29, 2010

EXHIBIT INDEX

99.1	Unaudited condensed combined balance sheets of ALICO as of August 31, 2010 and November 30, 2009, and the related unaudited condensed combined statements of income and cash flows of ALICO for the nine months ended August 31, 2010 and August 31, 2009, and the unaudited condensed combined statement of equity for the nine months ended August 31, 2010, together with the notes thereto.
99.2	Unaudited pro forma condensed combined balance sheet of MetLife, Inc. as of September 30, 2010 and unaudited pro forma condensed combined statements of operations of MetLife, Inc. for the nine months ended September 30, 2010 and for the year ended December 31, 2009, together with the notes thereto.